EXHIBIT 32


                   CERTIFICATE PURSUANT TO 18 U.S.C. SS 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on form 10-QSB of Edd Helms Group, Inc. and Subsidiaries (the "Company") for the quarter ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Edd Helms, Jr., President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: April 19, 2004              /s/  W. Edd Helms, Jr.
      ----------------            ----------------------
                                  W. Edd Helms, Jr., President, Chief
                                  Executive Officer and Chief Financial Officer